SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 30, 2009

Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.

6363 South Fiddlers Green Circle, Greenwood Village, CO  80111
(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2009, Newmont Mining Corporation, a Delaware corporation, issued a news release reporting its financial results for the first quarter ended March 31, 2009.  A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated April 30, 2009

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jeffrey K. Reeser
Name: Jeffrey K. Reeser
Title: Vice President and Secretary

Dated:  April 30, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release dated April 30, 2009